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                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of December 30, 1996, by and among FAMILY GOLF CENTERS, INC., a Delaware corporation (the "Company"), and CINCINNATI GOLF ACADEMY, LTD., an Ohio limited liability company (the "Seller").

          WHEREAS, Maineville Family Golf Centers, Inc., a wholly-owned subsidiary of the Company (the "Purchaser") and the Seller are parties to a Purchase Agreement, dated as of December 30, 1996 (the "Transaction Agreement"), providing for the purchase by the Purchaser of certain assets of the Seller;

          WHEREAS, in connection with the transactions contemplated by the Transaction Agreement, the Seller received an aggregate of 40,000 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"), which are "restricted securities" (as defined in Rule 144 under the Securities Act of 1933, as amended) and the Company has agreed to provide the Seller with the registration rights set forth herein.

          NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:


          1. Certain Definitions.

          Business Day: Any day other than a Saturday, Sunday or holiday on which banking institutions in Denver, Colorado or New York, New York are closed.

          Commission: The Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act or the Exchange Act.

          Company Indemnified Parties: As defined in Section 6(b).

          Exchange Act: The Securities and Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

          Losses: As defined in Section 6(a).

          Prospectus: The prospectus included in the Registration Statement as of the date it becomes effective under the Securities Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the Registration Statement, as amended or supplemented


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as of such date, including all documents incorporated by reference therein, as amended, and each prospectus supplement relating to the offering and sale of any of the Registrable Shares.

          Registrable Shares: Shares of Common Stock issued to the Seller pursuant to the Transaction Agreement, other than the shares held in escrow pursuant to the Escrow Agreement dated as of even date herewith, and any other shares of capital stock of the Company issued in respect of such shares as a result of stock splits, stock dividends, reclassification, recapitalizations, mergers, consolidations or similar events. References in this Agreement to amounts or percentages of Registrable Shares as of or on any particular date shall be deemed to refer to amounts or percentages after giving effect to any applicable events contemplated by the preceding sentence.

          Registraston Statement: A registration statement of the Company on any form (to be selected by the Company) for which the Company then qualifies and which permits the secondary resale thereunder of Registrable Shares. The term Registration Statement shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date.

          Securities Act: The Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

          Stockholder Indemnified Parties: As defined in Section 6(a).

          Selling Stockholder: Any Stockholder whose Registrable Shares are included at the request of such Stockholder in any Registration Statement filed pursuant to Section 2.

          Stockholder: The Seller or any transferee thereof permitted hereunder if such transferee (i) is designated a Stockholder by Seller and
(ii) has executed a counterpart hereof at the time of the transfer to such transferee, unless the Registrable Shares held by such person are acquired in
(a) a public distribution pursuant to a registration statement under the Securities Act or (b) one or more transactions exempt from registration under the Securities Act where shares sold in such transaction may be publicly resold without subsequent registration under the Securities Act (and without limitations as to volume or manner of sale or both).

          2. Incidental Registration.

          (a) At any time until the time at which Stockholders may sell publicly all Registrable Shares owned by such Stockholders without registration under the Securities Act and then again if Stockholders may not sell without registration under the Securities Act, each time that the Company proposes to register shares of its Common Stock under the Securities Act for cash pursuant to either an underwritten public offering, broker-dealer transactions, or a combination of the foregoing (other than in connection with a dividend reinvestment, employee

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benefit, stock option or similar plan, an offering of rights, warrants or securities directly or indirectly convertible into or exchangeable or exercisable for Common Stock or as registration solely for the account of the Company pursuant to Rule 415 under the Securities Act or a registration of shares on Form S-8 or S-4 or any other form not generally available for the registration of securities for sale to the public), the Company shall give written notice to David Wechsler, a the representative of the Stockholders (the "Representative"), of its intention to do so. Upon receipt of such notice, the Representative may give the Company a written request to register all or some of such Stockholders' Registrable Shares in the registration described in the written notice from the Company as set forth in the foregoing sentence, provided that such written request is given within seven (7) days after any such notice has been given by the Company (with such request stating
(i) the amount of Registrable Shares to be included and (ii) any other information reasonably requested by the Company to properly effect the registration of such Registrable Shares). Subject to Sections 2(b) and 4(c), upon receipt of such request, if the registration form proposed to be used by the Company may also be used to register Registgible Shares for distribution by such Selling Stockholders, the Company will use its reasonable best efforts to promptly cause all such Registrable Shares requested to be included in such registration to be so included (in accordance with the methods set forth in the Company's notice of intended registration).

          (b) If the proposed method of distribution is a firm commitment underwritten public offering and the managing underwriter thereof determines in good faith that the inclusion of such Registrable Shares would materially adversely affect the offering, the number of Registrable Shares to be offered for the accounts of the Selling Stockholders shall be reduced or limited in proportion to the number of Registrable Shares owned by all such Selling Stockholders to the extent necessary to reduce the total number of shares to be included in such offering to the amount recommended by such managing underwriter; provided, that if securities are being offered for the account of other persons or entities (other than, or in addition to, the Company), such reduction shall be made pro rata from the securities intended to be offered by such other persons (regardless of whether such other persons acquire or have acquired their shares of Common Stock before, on or after the date hereof) and the Selling Stockholders and subject to the registration rights of those persons set forth on Schedule I hereto, but no such reduction shall be made from the securities to be offered for the account of the Company.

          (c) The Company's obligations under this Section 2 shall apply to a registration to be effected for securities to be sold for the account of the Company as well as a registration statement which includes securities to be offered for the account of other holders of Common Stock.

          (d) The Company may, without the consent of any Stockholder, delay, suspend, abandon or withdraw any Registration Statement described in Section 2(a) and any related proposed offering or other distribution in which any Stockholder has requested inclusion of such Stockholder's Registrable Shares pursuant to this Section 2.

          3. Limitations on Registration Rights. Notwithstanding the provisions of Section 2 hereof, the Company shall not be required to effect or maintain any registration if (i) the


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Company has previously filed with the Commission a Registration Statement which included any of the Stockholders Registrable Shares pursuant to Section 2 of this Agreement; provided, however that if pursuant to Section 2(b) the number of Registrable Shares requested to be registered by the Selling Stockholders was reduced, then such Selling Stockholders shall be given another opportunity to register their Registrable Shares in accordance with this Section 2; or (ii) there shall have been a material breach of a representation, warranty, covenant or agreement contained in the Transaction Agreement or an unsatisfied claim under any indemnity arrangement relating thereto by a party other than the Company or the Purchaser, which breach continues after the expiration of any applicable notice or cure periods.


          4. Obligations with Respect to Registration.

          (a) If and whenever the Company is obligated by the provisions of this Agreement to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

               (1) subject to Section 4(b), use its diligent efforts to cause the Registration Statement to remain effective, and to prepare and file with the Commission any amendments and supplements to the Registration Statement and to the Prospectus used in connection therewith as may be necessary to keep the Prospectus current and in compliance in all material respects with the provisions of the Securities Act, until (A) in the case of a shelf Registration Statement, the sooner to occur of the expiration of a two-year period following the date of this Agreement and the sale of all of the Registrable Shares covered by such shelf Registration Statement, and (B) in the case of any other Registration Statement, the sooner to occur of the sale of all of the Registrable Shares covered by such Registration Statement or the 90th day following the effective date of such Registration Statement;

               (2) notify the Selling Stockholders, (A) when a Registration Statement becomes effective, (B) when the filing of a post-effective amendment to a Registration Statement or supplement to the Prospectus is required, when the same is filed, and in the case of a post-effective amendment, when the same becomes effective, (C) of any request by the Commission for any amendment of or supplement to a Registration Statement or any Prospectus relating thereto or for additional information and (D) of the entry of any stop order suspending the effectiveness of such Registration Statement or of the initiation of any proceedings for that purpose;

               (3) furnish to each Selling Stockholder a conformed copy of the Registration Statement as declared effective by the Commission

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                    and of each post-effective amendment thereto, and such
                    number of copies of the final Prospectus and of each supplement thereto as may reasonably be required to facilitate the distribution of the Registrable Shares;

               (4) register or qualify the Registrable Shares covered by a Registration Statement under the securities or blue sky laws of such jurisdictions in the United States as the Selling Stockholders shall reasonably request, and do any and all other acts and things which may be necessary to enable each Selling Stockholder whose Registrable Shares are covered by such Registration Statement to consummate the disposition in such jurisdictions of such Registrable Shares; provided, however, that the Company shall in no event be required to qualify to do business as a foreign corporation or a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by such Registration Statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so; and

               (5) cause such Registrable Shares covered by a Registration Statement to be listed on the principal exchange or exchanges or qualified for trading on the principal over the counter market on which the Common Stock is then listed or traded upon the sale of such Registrable Shares pursuant to such Registration Statement.

          (b) Notwithstanding anything to the contrary contained herein, if at any time after the filing of a Registration Statement which includes Registrable Shares the Company determines, in its reasonable business judgment, that such registration and offering could interfere with or otherwise adversely affect any financing, acquisition, corporate reorganization, or other material transaction or development involving the Company or any of its affiliates or require the Company to disclose matters that otherwise would not be required to be disclosed at such time, then the Company may require the suspension by each Selling Stockholder of the distribution of any of the Registrable Shares by giving notice to such Selling Stockholder. Any such notice need not specify the reasons for such suspension if the Company determines, in its reasonable business judgment, that doing so would interfere with or adversely affect such transaction or development or would be or might result in any such disclosure. In the event that such notice is given, then until the Company has determined, in its reasonable business judgment, that such registration and offering would no longer interfere with the matters described in the preceding sentence and has given notice thereof to the Selling Stockholders, the Company's obligations under Section 4(a)(1), if the Registration Statement has become effective, will be suspended. In the event of a

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suspension pursuant to this Section 4(b), the two-year period of effectiveness of such Registration Statement that is referred to in Section 4(a)(1) and the ninety-day period of effectiveness of such Registration Statement that is referred to in Section 4(a)(1) will each be extended by a number of days equal to the total number of days for which the distribution of Registrable Shares included in such Registration Statement by the Selling Stockholder has been suspended under this Section 4(b).

          (c) The Company's obligations under this Agreement with respect to a Selling Stockholder shall be conditioned upon such Selling Stockholder's compliance with the following:

               (1) such Selling Stockholder shall cooperate with the Company in connection with the preparation of the Registration Statement, and for so long as the Company is obligated to keep the Registration Statement effective, such Selling Stockholder will provide to the Company, in writing, for use in the Registration Statement, all information regarding such Selling Stockholder and such other information as may be necessary to enable the Company to prepare the Registration and Prospectus covering the Registrable Shares and to maintain the currency and effectiveness thereof;

               (2) such Selling Stockholder shall permit the Company, the proposed underwriters, agents or broker-dealers of the offering or other distribution and their respective representatives and agents to examine such documents and records and shall supply any information as they may reasonably request in connection with the offering or other distribution in which such Selling Stockholder proposes to participate;

               (3) such Selling Stockholder shall enter into such agreements with the Company and any underwriter, broker-dealer or similar securities industry professional containing representations, warranties, indemnities and agreements as are in each case customarily entered into and made by selling stockholders, and will cause its counsel to give any legal opinions customarily given, in secondary distributions under similar circumstances;

               (4) during such time as such Selling Stockholder may be engaged in a distribution of the Registrable Shares, such Selling Stockholder will comply with all applicable laws including but not limited to Rules 10b-6 and 10b-7 promulgated under the Exchange Act and pursuant thereto will, among other things: (A) not engage in any stabilization activity in connection with the securities of the Company in contravention of such rules; (B) distribute the Shares owned by such Selling Stockholder solely in the manner described


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                    in the Registration Statement; (C) cause to be furnished
                    to each underwriter, agent or broker-dealer to or through whom the Registrable Shares owned by such Selling Stockholder may be offered, or to the offeree if an offer is made directly by the Selling Stockholder, such copies of the Prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such underwriter, agent, broker-dealer or offeree; and (D) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act;

               (5) at least five (5) days prior to any distribution of Registrable Shares, such Selling Stockholder will advise the Company in writing of the dates on which the distribution will commence and terminate, the number of the Registrable Shares to be sold, the terms and the manner of sale (including, to the extent applicable, the purchase price, the name of any underwriter, agent or broker-dealer to or through whom such distribution is being made, and the amount of any selling commissions or other items constituting compensation to such underwriter, agent or broker-dealer) and the number of shares of Common Stock that will be owned beneficially by such Selling Stockholder after giving effect to such sale; and

               (6) on notice from the Company of the happening of any of the events specified in clauses (B), (C) or (D) of Section 4(a)(2), or that, as set forth in Section 4(b), it requires the suspension by such Selling Stockholder of the distribution of any of the Registrable Shares, then such Selling Stockholder shall cease offering or distributing the Registrable Shares until such time as the Company notifies such Selling Stockholder that offering and distribution of the Registrable Shares may recommence.

          5. Expenses of Registration.

          All expenses in connection with any Registration Statement, any qualification or compliance with federal or state laws required in connection therewith, and the distribution of the Registrable Shares shall, as between the Selling Stockholders and the Company, be borne as follows:

               (i) The Company shall pay and be responsible for the registration fee payable under the Securities Act, blue sky fees and expenses, if applicable (subject to the limitations set forth in Section 4(a)(4)), printing fees and all fees and disbursements of the Company's counsel and accountants. Solely at its discretion, the Company may, in lieu of engaging the services of a financial printing company with respect to the Registration Statement


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or the Prospectus, arrange for the photocopying thereof, in which event the
Company will bear the applicable photocopying costs.

               (ii) The Selling Stockholders shall pay all fees and disbursements of their own counsel and advisers, all stock transfer fees (including the cost of all transfer tax stamps) or expenses, if any, and all other expenses (including underwriting or brokerage discounts, commissions and fees) related to the distribution of the Shares that have not expressly been assumed by the Company as set forth above.


          6. Indemnification.

          (a) The Company agrees to indemnify and hold harmless each Selling Stockholder and each person (if any) who controls such Selling Stockholder within the meaning of either the Securities Act or the Exchange Act (collectively, the "Stockholder Indemnified Parties") from and against any losses, claims, damages or liabilities (collectively "Losses"), joint or several, to which such Stockholder Indemnified Parties may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, subject to
Section 6(c), the Company will reimburse such Stockholder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that the Company will not indemnify or hold harmless any Stockholder Indemnified Party from or against any such Losses (i) that arise out of or are based upon any violation of any federal or state securities laws, rules or regulations committed by any of the Stockholder Indemnified Parties (or any person who controls any of them or any agent, broker-dealer or underwriter engaged by them) or in the case of a nonunderwritten offering, any failure by such Selling Stockholder to give any purchaser of Registrable Shares at or prior to the written confirmation of such sale, a copy of the most recent Prospectus or
(ii) if the untrue statement, omission or allegation thereof upon which icch Losses or expenses are based (x) was made in reliance upon and in conformity with the information provided by or on behalf of any Stockholder Indemnified Party specifically for use or inclusion in the Registration Statement or any Prospectus, or (y) was made in any Prospectus used after such time as the Company advised such Selling Stockholder that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented, or (z) was made in any Prospectus used after such time as the obligation of the Company hereunder to keep the Registration Statement effective and current has expired or been suspended hereunder.

          (b) Each Selling Stockholder, individually and not jointly, agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either the Securities Act or the Exchange Act (the "Company Indemnified Parties"), from and against any Losses, joint or several, to which the Company Indemnified Parties may become subject, insofar as such Losses (or actions in respect




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thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with the information provided by or on behalf of such Selling Stockholder or any person who controls such Selling Stockholder specifically for use or inclusion in the Registration Statement or any Prospectus, or (ii) the use of any Prospectus after such time as the Company has advised such Selling Stockholder that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, or (iii) the use of any Prospectus after such time as the obligation of the Company hereunder to keep the Registration Statement effective and current has expired or been suspended hereunder, or (iv) any violation by such Selling Stockholder or any person who controls such Selling Stockholder within the meaning of either the Securities Act or the Exchange Act (or any agent, broker-dealer or underwriter engaged by such Selling Stockholder or any such controlling person) of any federal or state securities law or rule or regulation thereunder or in the case of a non-underwritten offering, any failure by such Selling Stockholder to give any purchaser of Registrable Shares at or prior to the written confirmation of such sale, a copy of the most recent Prospectus; and, subject to Section 6(c), such Selling Stockholder will reimburse such Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses. For purposes of clause (i) of the preceding sentence and clause (ii) of the last sentence of Section 6(a), but without limiting the generality thereof, any information concerning any Shareholder Indemnified Party or plan of distribution included in any Registration Statement or Prospectus which is provided to the Selling Stockholder for his review within a reasonable period before filing or use thereof and to which the information such Selling Stockholder has not promptly provided written notice of objection to the Company shall be deemed to have been provided by such Selling Stockholder specifically for use in such Registration Statement or Prospectus.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party may participate at its own expense in the defense, or if it so elects, to assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure to so notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any action or proceeding, the Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be such Indemnified Party's expense unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be a conflict of interest between such Indemnified Party and the

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Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by the Selling Stockholder(s) or the Company as the case may be). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for under this Section 6 is unavailable to or insufficient to hold the Indemnified Party harmless under subparagraphs (a) or (b) above in respect of any Losses referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and such Indemnified Party on the other from the subject offering or distribution or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other hand shall be deemed to be in the same proportion as the net proceeds of the offering or other distribution (after deducting expenses) received by the Indemnifying Party bears to the net proceeds of the offering or other distribution (after deducting expenses) received by the Indemnified Party. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Company or the Selling Stockholders, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, the relative benefits received by each party from the sale of the Registrable Shares and any other equitable considerations appropriate under the circumstances. The amount paid or payable by an Indemnified Party as a result of the Losses referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

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Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The liability of each Selling Stockholder under this Section 6 shall not exceed an amount equal to the public offering price of the Registrable Shares sold by such Selling Stockholder pursuant to the Registration Statement.

          7. Notices. All notices, requests, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, certified or registered mail with postage prepaid, or sent by telex, telegram or telecopier, as follows:

            (i)         if to the Company:

                              Family Golf Centers, Inc.
                              225 Broadhollow Road
                              Melville, New York 11747
                              Attention: Dominic Chang
                              Facsimile: (516) 694-0918
                        with a copy to:

                              Squadron, Ellenoff, Plesent
                               & Sheinfeld, LLP
                              551 Fifth Avenue
                              New York, New York 11076
                              Attention: Kenneth R. Koch, Esq.
                              Facsimile: (212) 697-6686

            (ii)        if to Seller or the Representative:

                              Cincinnati Golf Academy, Ltd.
                              7630 Columbia Road
                              Maineville, Ohio 45039
                              Attention: David Wechsler
                              Facsimile: (513) 459-4654


                        with a copy to:

                              Katz, Greenberger & Norton
                              105 East 4th Street
                              Cincinnati, Ohio 45202
                              Attention:  Scott P. Kadish, Esq.
                              Facsimile: (513) 621-9285

or to such other person or address as any party shall specify by notice in writing to the other party.
                                   - 11 -

All notices and other communications given to a party in accordance with the provisions of this Agreement shall be deemed to have been given (i) three Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by telecopy (answer back received) or (iii) one Business Day after the same are sent by a reliable overnight courier service, with acknowledgement of receipt requested. Notwithstanding the preceding sentence, notice of change of address shall be effective only upon actual receipt thereof.

          8. Amendment. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing among the Company and the Stockholders who hold a majority of the Registrable Shares then outstanding, executed in the same manner as this Agreement. No consent, waiver or similar act shall be effective unless in writing.

          9. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

          10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          11. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws.

          12. Assignment. Subject to the last definition contained in Section 1 hereof, the Seller may not assign its rights under this Agreement without the prior written consent of the Company. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           FAMILY GOLF CENTERS, INC.


                           By:_______________________________
                                Name:
                                Title:


                           CINCINNATI GOLF ACADEMY, LTD.



                           By:______________________________

                                Name:
                                Title:

          COUNTERPART SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

          Cincinnati Golf Academy, Ltd. (the "Seller") hereby designates the persons whose signatures appears below as a Stockholder under the Registration Rights Agreement, dated as of December __, 1996, by and among Family Golf Centers, Inc. (the "Company") and Seller (the "Registration Rights Agreement"). By their execution hereof, each of the undersigned agrees to be bound by all of the terms and conditions of the Registration Rights Agreement as a Stockholder thereunder.

                  Curtis Burge, Trustee of Pension & Profit
                  Plan; 401K Trust Dated 4/24/85


                  By:
                     ----------------------------------
                     Name:
                     Title:

                  -------------------------------------
                  Name: Philip M. Bell

                  -------------------------------------
                  Name: Frederick J. Caspar

                  -------------------------------------
                  Name: Ruth L. Conway


                  FHM, Inc.


                  By:
                     ----------------------------------

                     Name:
                     Title:

                  -------------------------------------
                  Name: Allison Flege


                  Susan W. Holmes 1951 Trust


                  By:
                     ----------------------------------

                     Name:
                     Title:

H:\SSDOCS\SQUAD01\DK\COGENER2\160476-1.WPD


                  -------------------------------------
                  Name: James M. Gould

                  -------------------------------------
                  Name: Marianne Klekamp

                  -------------------------------------
                  Name: Gary Munafo

                  Rabiner Partners


                  By:__________________________________
                     Name:
                     Title:

                  -------------------------------------
                  Name: Jeff Rosenberg

                  -------------------------------------
                  Name: Marvin Rosenberg


                  Salem Realty, Inc.


                  By:
                     ----------------------------------
                     Name:
                     Title:

                  -------------------------------------
                  Name: Alan R. Schriber


                  Dr. Vincent W. Schiel, Trustee u/Amended
                  Agreement of Trust Dated 1/18/89


                  By:
                     ----------------------------------

                     Name:
                     Title:

                  -------------------------------------
                  Name: Dudley S. Taft

                  Andromeda Agency, Inc. Profit Sharing Plan
                  FBO Howard L. Tomb (Howard L. Tomb, Trustee)


                  By:
                     ----------------------------------
                     Name:
                     Title:


                  --------------------------------------
                  Name: Samuel W. Tuten & Vicky R. Tuten

                  --------------------------------------
                  Name: John C. Vance

                  --------------------------------------
                  Name: Sharon Wahlke

                  --------------------------------------
                  Name: David Wechsler


                  Jean Schlear Meier Trust U/A Dated 6/7/72


                  By:
                     ----------------------------------
                     Name:
                     Title:

                  Charles F. Schiear Trust U/A Dated 6/683


                  By:
                     ----------------------------------

                     Name:
                     Title:

                  --------------------------------------
                  Name: Steve Contardi

                                  SCHEDULE I



          1. The registration rights attaching to the 300,000 shares to be issued upon exercise of the Warrants for such shares (not yet exercised) issued in connection with a public offering in December 1995, (See Exhibit
10.28 of the Registration Statement dated October 3, 1995 (Registration Number 33-97686)).

          2. Any registration rights in respect of the Common Stock or any other class of capital stock of the Company, except those registration rights in respect of shares of Common Stock issued in connection with the acquisition by the Company of a golf center.